SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE MONARCH CEMENT COMPANY
 (Name of Registrant as Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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March 15, 2013

Dear Stockholder:

You are invited to attend the annual meeting of stockholders of The Monarch Cement Company to be held at our Company's executive offices located at 449 1200 Street, Humboldt, Kansas, on Wednesday, April 10, 2013, commencing at 2:00 p.m., local time.

The business to be conducted at the meeting is described in the accompanying notice of annual meeting and proxy statement.  At this year's meeting, the agenda includes:

●	the election of four Class III directors; and
●	a proposed amendment to our Articles of Incorporation to provide for our Company's perpetual term of existence.

In addition, there will be an opportunity to meet with members of senior management and review the business and operations of our Company.

A light lunch will be provided beginning at 12:30 p.m. for shareholders and guests.  Please advise Karen Emerson at 620-473-2222 Ext. 175, by Monday, April 1, 2013, if you plan to arrive in time for lunch.

Your vote is important.  Whether or not you plan to attend the meeting, please cast your vote as soon as possible.  You may vote by completing, signing and returning the enclosed proxy.

We appreciate your continued interest in and support of our Company.

Sincerely,

/s/ Debra P. Roe
Debra P. Roe, CPA
Assistant Secretary

March 15, 2013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 10, 2013

The annual meeting of stockholders of The Monarch Cement Company, a Kansas corporation, will be held at our Company's executive offices located at 449 1200 Street, Humboldt, Kansas, on Wednesday, April 10, 2013, commencing at 2:00 p.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

1.
To elect four Class III Directors to hold office for a term expiring at our 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To consider and act upon approval of a proposed amendment to our Articles of Incorporation to cause our Company's term of existence to be perpetual; and
3.	To consider and act upon any other matters that properly may cause before the meeting.

The proposals referred to above are more fully described in the accompanying proxy statement.  Our annual report to stockholders for 2012, which contains our audited financial statements, also accompanies this notice of annual meeting and proxy statement.

Our Board of Directors has fixed the close of business on February 15, 2013 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting.  We solicit you to give your proxy to vote at the annual meeting by following the specific voting instructions appearing on the enclosed proxy, regardless of whether you plan to attend the meeting.

By Order of the Board of Directors

/s/ Debra P. Roe
Debra P. Roe, CPA
Assistant Secretary
___________________________________________________________________________________________________________________

YOUR VOTE IS IMPORTANT.   WHETHER OR NOT YOU PLAN TO ATTEND THE
MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS APPEARING
ON THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE
IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING.

IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on April 10, 2013:

This notice of annual meeting and accompanying proxy materials are available to you on the Internet.  We encourage you to review all of the important information contained in the proxy materials before voting.

Our proxy statement, 2012 annual report, Form 10-K and other proxy materials are available at:
www.monarchcement.com under the "SEC Filings" tab.

The Monarch Cement Company
449 1200 Street, P.O. Box 1000, Humboldt, KS 66748-0900
Phone: 620-473-2222 Fax: 620-473-2447

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Walter H. Wulf, Jr., Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 15, 2013 at the annual meeting of stockholders to be held on April 10, 2013, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.	Election of Directors:	FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Jack R. Callahan       Ronald E. Callaway       Robert M. Kissick       Byron K. Radcliff

2.	Proposed Amendment to our Articles of Incorporation providing for our Company's perpetual term of existence:
FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and acting, that one) shall have and may exercise all of the powers of all of said Proxies.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES AND FOR PROPOSAL 2.  The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint tenants, both should sign.
When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other
authorized officer.  If a partnership, please sign in partnership name by authorized person.

________________________________________
Signature

Dated___________________________, 2013.	________________________________________
Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

The Monarch Cement Company
449 1200 Street
Humboldt, Kansas 66748
__________________

PROXY STATEMENT
__________________

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 10, 2013
__________________

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the annual meeting.

Why am I receiving these materials?

The Board of Directors of The Monarch Cement Company is providing these materials to you in connection with our annual meeting of stockholders on April 10, 2013.  The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, and certain other required information.  This proxy statement, the notice of annual meeting of stockholders and the accompanying proxy were first sent or given to our stockholders on or about March 15, 2013.  As a stockholder of our Company, you are entitled and encouraged to vote on the items of business described in these proxy materials.  Your vote is very important.  For this reason, our Board is requesting that you allow your shares to be represented at the annual meeting by the persons named as proxies on the enclosed proxy.

When and where will the annual meeting be held?

The annual meeting of stockholders will be held on Wednesday, April 10, 2013, commencing at 2:00 p.m., local time, at our Company's executive offices located at 449 1200 Street, Humboldt, Kansas.  You may obtain directions to the location of the annual meeting by calling us at (620) 473-2222.  You do not have to attend the annual meeting to be able to vote.

What matters will be voted on at the annual meeting?

Stockholders will consider and vote upon the following business items at the annual meeting:

●
The election of four Class III Directors to hold office for a term expiring at our 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal; and

●	The approval of a proposed amendment to our Articles of Incorporation to cause our Company's term of existence to be perpetual.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote:

●	"FOR" the election of each nominee for director named in this proxy statement; and

●	"FOR" the proposed amendment to our Articles of Incorporation providing for our Company's perpetual term of existence.

What shares can I vote?

The only outstanding voting securities of our Company are the shares of our Capital Stock, $2.50 par value, and our Class B Capital Stock, $2.50 par value.  As of the February 15, 2013 record date for the annual meeting, 2,597,000 shares of our Capital Stock and 1,416,634 shares of our Class B Capital Stock were issued and outstanding.  Each issued and outstanding share of our Capital Stock as of the close of business on the record date is entitled to one vote on each matter submitted to a vote at the annual meeting, and each issued and outstanding share of our Class B Capital Stock as of the close of business on the record date is entitled to ten votes on each matter submitted to a vote at the annual meeting.  All outstanding shares of our Capital Stock and Class B Capital Stock as of the close of business on the record date are entitled to vote as a single class on all proposals submitted to a vote at the annual meeting.

You may vote all shares of our Capital Stock and Class B Capital Stock that you held as of the record date.  This includes (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, sometimes referred to as shares held in "street name".

How do I submit my vote?

You may vote your shares by completing, signing and returning the proxy provided to you, or by attending the annual meeting and voting in person.  Specific voting instructions are found on the proxy provided to you.

Shares held by the stockholder of record.  If your shares are registered directly in your name in our transfer agent records, you are considered the stockholder of record, and these proxy materials were sent to you directly.  As the stockholder of record, you have the right to grant your proxy vote directly or to vote in person at the annual meeting.  We have enclosed a proxy for you to use.

Shares held in street name.  If you hold shares in a brokerage account or through some other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, trustee or other nominee.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares by following the instructions they provide to you.  Although you may attend the annual meeting, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from your broker, trustee or nominee.  We may require a recent brokerage statement or other proof of ownership for admission to the meeting.  You may vote your shares by following the instruction provided to you by your broker, trustee or other nominee.

Can I change my proxy vote or revoke my proxy?

If you are a stockholder of record, you may change your vote or revoke your proxy any time before your vote is used at the annual meeting by:

●	submitting a valid, later-dated proxy;

●	notifying our corporate secretary in writing that you have revoked your proxy; or

●	completing a written ballot at the annual meeting.

Attendance at the annual meeting will not in and of itself constitute a revocation of your proxy.

If you hold shares as the beneficial owner in street name, you may change your vote by timely submitting new voting instructions to your broker, trustee or other nominee or, if you have obtained a legal proxy from your broker, trustee or nominee, by voting in person at the annual meeting.

How many votes are needed to conduct business at the annual meeting?

A majority of votes represented by the holders of our Capital Stock and Class B Capital Stock entitled to vote at the annual meeting, treated as a single class, must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the annual meeting.  Both abstentions and broker non-votes (described below under "What is the effect of a broker non-vote?") are counted as present and entitled to vote for purposes of determining a quorum.  If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.

How are votes counted?

If you are a stockholder of record and you give your proxy, the shares represented by the proxy will be voted in accordance with your instructions.  However, if you are a stockholder of record and you give your proxy without providing voting instructions on one or more proposals, your proxy will be voted for those unmarked proposals in accordance with the recommendation of our Board of Directors (which recommendation is identified above under "How does our Board of Directors recommend that I vote?").

If your shares are held in street name through a broker or other nominee, they will be voted in accordance with the voting instructions that you provide.  If you do not provide voting instructions, your broker or other nominee is only permitted to vote your shares on proposals that are considered routine under applicable securities exchange rules.  It is anticipated that none of the proposals being presented at this annual meeting would be considered to be routine.

What vote is required to approve the proposals at the annual meeting?

Election of Directors.  Directors are elected by a plurality of the votes cast, in person or by proxy, by stockholders entitled to vote at the annual meeting in the election of directors.  This means that the four nominees receiving the highest number of votes at the annual meeting will be elected.  Stockholders can withhold authority to vote for one or more nominees for director.  Shares not voted, whether by specifically withholding authority to vote on your proxy or otherwise, will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.  No shares may be voted for more than four nominees at the annual meeting.  Stockholders do not have cumulative voting rights in the election of directors.

Approval of Other Matters.  Approval of the proposed amendment to our Articles of Incorporation and all other proposals that properly may come before the annual meeting will require the affirmative vote of a majority of the votes cast, in person or by proxy, by stockholders entitled to vote at the annual meeting on the particular proposal.  Stockholders may abstain from voting on these proposals.  If your shares are voted to "abstain" with respect to any of these proposals, this will have the same effect as a vote against the proposal.

What is the effect of a broker non-vote?

A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  If you hold shares in street name through a broker or other nominee and do not vote your shares or provide voting instructions, your broker or other nominee may vote for you on "routine" proposals but not on "non-routine" proposals.  It is anticipated that none of the proposals being presented at this annual meeting would be considered to be routine.  Therefore, if you hold shares in street name and do not provide voting instructions on any proposal, your shares will not be voted on such proposal at the annual meeting.  Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting, if the shares are otherwise properly represented at the meeting.  Broker non-votes are not counted for purposes of determining the number of votes eligible to be cast on any proposal for which the broker or other nominee lacks discretionary authority, and therefore would reduce the number of affirmative votes that are necessary to approve that proposal.

Are there any other matters that will be considered at the annual meeting?

We are not aware of any business to be acted upon at the annual meeting other than the items described in this proxy statement.  Your signed proxy, however, will entitle the persons named as proxy holders to vote in their discretion for any other matter that is properly presented at the meeting.

Who pays the cost of soliciting votes at the annual meeting?

This proxy solicitation is being made by our Board of Directors.  All costs of this solicitation will be borne by our Company.  In addition to the use of the mails, proxies may be solicited personally or by telephone by some of the regular employees of our Company, at no additional compensation.  Our Company may reimburse brokers, banks and other persons holding stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to their principals and obtaining their proxies.  If you choose to access proxy materials by internet, you are responsible for any internet access charges you may incur.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and will publish those results in a report on Form 8-K filed with the Securities and Exchange Commission or "SEC" within four business days after the day on which the annual meeting ends.  If the voting results included in such Form 8-K are not final, we will publish the final results in an amended report on Form 8-K within four business days after the final voting results are known.

What should I do if I receive more than one set of proxy materials?

You may receive multiple sets of proxy materials if you hold shares in more than one brokerage account or if you are a stockholder of record and have shares registered in more than one name.  Please vote the shares on each proxy or voting instruction form you receive.

We have adopted a "householding" procedure which allows us, unless a stockholder withholds consent, to send one proxy statement and annual report to multiple stockholders sharing the same address.  Each stockholder at a given address will receive a separate proxy or voting instruction form.  If you are receiving multiple sets of proxy materials and wish to have your accounts householded, or if you no longer wish to participate in householding and wish to revoke your consent, call our assistant corporate secretary, Debra P. Roe, at (620) 473-2222, or send written instructions to our assistant corporate secretary at The Monarch Cement Company, P.O. Box 1000, Humboldt, KS 66748.  We will act in accordance with your wishes within 30 days after receiving such notification.

Many brokerage firms participate in householding as well.  If you have a householding request for your brokerage account, please contact your broker.

Where may I obtain financial and other information about Monarch?

We filed our annual report on Form 10-K for the year ended December 31, 2012 with the SEC on March 15, 2013.  Our annual report to stockholders, containing our audited financial statements for 2012, accompanies this proxy statement.  This proxy statement, our annual report to stockholders, our Form 10-K, and our other proxy materials are available on our internet website (www.monarchcement.com) and on the SEC's internet website (www.sec.gov).  Information on any website that we refer to does not constitute part of this proxy statement.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

ITEM 1: ELECTION OF DIRECTORS

What am I voting on?

One of the purposes of this annual meeting is to elect four directors in Class III to serve for a three-year term expiring at the annual meeting of stockholders in 2016 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal.

What is the structure of our Board and how often are directors elected?

Our Board of Directors consists of eleven directors.  Our Articles of Incorporation divides the Board into three classes of directors, with directors serving staggered terms of three years and until their respective successors are duly elected and qualified, or until their respective earlier resignation or removal.  The present terms of Jack R. Callahan, Ronald E. Callaway, Robert M. Kissick and Byron K. Radcliff, the four directors in Class III, expire at this annual meeting. Directors in Class I (David L. Deffner, Gayle C. McMillen and Steve W. Sloan) and Class II (Byron J. Radcliff, Michael R. Wachter, Walter H. Wulf, Jr. and Walter H. Wulf, III) have terms expiring at the time of the annual meeting of stockholders in 2014 and 2015, respectively.  Our Board of Directors has determined that Messrs. Callahan, Callaway, Deffner, McMillen, Sloan and Wachter each satisfies the independence requirements of the NASDAQ Global Market or NASDAQ.

Who are this year's nominees?

Our Board of Directors has designated Jack R. Callahan, Ronald E. Callaway, Robert M. Kissick and Byron K. Radcliff as the four nominees proposed for election at the annual meeting.  Each of these nominees currently serves on our Board.  Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of Jack R. Callahan, Ronald E. Callaway, Robert M. Kissick and Byron K. Radcliff.  The following table sets forth certain information with respect to each person nominated for election as a director at the annual meeting and each director whose term of office will continue after the annual meeting.

Name	Age	Position with our Company	Director Since
NOMINEES
Class III: New term to expire in 2016
Jack R. Callahan	81	Director	1980
Ronald E. Callaway	77	Director	1990
Robert M. Kissick	76	Vice President and Director	1972
Byron K. Radcliff	75	Vice Chairman, Secretary, Treasurer and Director	1960
DIRECTORS CONTINUING IN OFFICE
Class I: Term to expire in 2014
David L. Deffner	62	Director	1997
Gayle C. McMillen	63	Director	1999
Steve W. Sloan	51	Director	2012
Class II: Term to expire in 2015
Byron J. Radcliff	56	Director	1976
Michael R. Wachter	52	Director	1994
Walter H. Wulf, Jr.	68	Chairman of the Board, President and Director	1971
Walter H. Wulf, III	39	Director	2001

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

What is the business experience of the nominees and of our continuing Board members and the basis for the conclusion that each such person should serve on our Board?

Of the eleven members of our Board of Directors, nine are descendants of five families who invested in and have guided our Company for over 60 years.  Two of these five families' ownerships date back to the purchase of the bankrupt Monarch Portland Cement Company and its reorganization as The Monarch Cement Company in 1913.  The descendants of these five families continue to own a significant share of the outstanding stock of our Company.  In addition to their familiarity of the cement business through their long history of interaction with and oversight of our Company, they bring diverse backgrounds to our Board.  Our Company has two additional directors who are not descendants of these long-time stockholders: Mr. Callahan, retired President of our Company; and Mr. Sloan, President and CEO of Midwest Minerals, Inc. of Pittsburg, Kansas.

Described below is the business experience for at least the last five years of each person nominated for election as a director at the annual meeting and each director whose term of office will continue after the annual meeting, as well as the specific experience, qualifications, attributes and skills of each such person that led to the conclusion that such person should serve on our Board.

Jack R. Callahan is the retired former President of our Company.  He has an integral understanding of our corporate-wide operations through the experience and knowledge he gained during his 40 years of employment with our Company.  He began his career as a salesman and served 17 years as our President before retiring in 1997.  Mr. Callahan currently serves on our Audit Committee and provides a good independent review of our financial statements and internal controls.

Ronald E. Callaway is a retired feed yard manager.  His experience as a feed yard manager in central Kansas gives us insight into the western Kansas market area and the agricultural segment of our customer base.  His many years of managerial experience include personnel supervision, purchasing oversight and risk management responsibilities.  These skills, when combined with his wealth of experience and knowledge of our Company, make Mr. Callaway an important contributor to our Board of Directors.

David L. Deffner is the Director of Music at Davis Community Church, Davis California.  Although his home on the West Coast is not part of our market area, it enables him to give us a different perspective of political climate and views, particularly in the areas of climate change and employee benefits.  His business experience as a professional music director includes personnel supervision, budgeting and property management.

Robert M. Kissick is the retired former President of Hydraulic Power Systems, Inc., a manufacturer of construction equipment, and Chairman of the Board of that company.  He has served as a Vice President of our Company since 1980, although he currently is not actively involved in the daily affairs of our Company.  His background in manufacturing of construction equipment gives him the ability to analyze our production processes and proposed equipment purchases and the risks associated with various courses of action.  As the former principal of a construction equipment company, his business experiences are quite extensive and include personnel supervision, purchasing oversight, capital structuring, banking relations, budgeting and establishment of overall corporate strategy.

Gayle C. McMillen is a retired former instrumental music teacher.  He has served as Music Coordinator for Trinity United Methodist Church since June 2005 and as Adjunct Professor at Kansas Wesleyan University in Salina, Kansas since August 2006.  Mr. McMillen's expertise is primarily in the area of personnel.  His involvement throughout the years in a variety of professional organizations in addition to his many years as a music director have resulted in his very strong personnel supervision skills, budgeting skills and the insight to cope with precarious decisions.  He also has shown the ability to learn about our manufacturing processes and to ask astute questions prompting discussions of alternative options and the risks associated therewith.

Byron J. "B. J." Radcliff is a rancher.  He has a unique combination of mechanical expertise and the ability to analyze the timing and scope of our capital budget.  His personal experiences include personnel supervision, budgeting (particularly in the area of capital expenditures), the selection of large equipment (both mobile and stationary) and purchasing oversight.  He also has a wealth of knowledge about our Company as a result of his and his father's years of service on our Board.  He is a well-read individual, keeping abreast of current events that could have an effect on the future operations of our Company and bringing applicable issues to the attention of our Board.  He is the son of Byron K. Radcliff.

Byron K. "Kent" Radcliff is the owner and manager of the 9,000 acre Radcliff Ranch, located near Dexter, Kansas.  He has served as our Vice Chairman of the Board since 2001, as our Secretary since 1999 and as our Treasurer since 1976, although he currently is not actively involved in the daily affairs of our Company.  As a member of our Board for over 50 years, Mr. Radcliff has a thorough understanding of our total company operations.  The historical insight he provides is helpful as we evaluate our current operations, potential acquisitions and overall corporate strategy.  He has many years of experience in personnel supervision, banking relations and risk management as a result of managing his ranch and other business ventures.  He keeps current on pending regulations in both the Kansas and Federal legislatures, particularly in the areas of environmental issues and greenhouse gases.  His participation in professional and civic organizations adds to the skills and experiences he brings to the Board.  He is the father of Byron J. Radcliff.

Steve W. Sloan has 17 years' experience in the aggregate and ready-mixed concrete industry.  He has served five years as the President and CEO of Midwest Minerals, Inc. ("Midwest Minerals") headquartered in Pittsburg, Kansas. Midwest Minerals provides crushed limestone aggregates and agricultural lime throughout southeast Kansas, northeast Oklahoma and southwest Missouri.  Mr. Sloan's current responsibilities include oversight of the financial, production, sales and regulatory affairs of Midwest Minerals' ready-mixed concrete plant and 19 aggregate quarry operations.  Mr. Sloan also serves as Advisory Board Member of Commerce Bank in Pittsburg, Kansas, a subsidiary of Commerce Bancshares, Inc., and Vice Chairman of the Board of Blue Cross and Blue Shield of Kansas.  Mr. Sloan is Past Chairman of the National Stone, Sand, & Gravel Association and Past President of the Kansas Aggregate Producers Association.  He has served on the audit committee of one for-profit and three not-for-profit organizations.  Mr. Sloan has the experience and skill sets to provide exceptional insight and judgment relative to corporate governance, corporate strategy, budgeting, banking, financial reporting, administrative functions and risk management.

Michael R. Wachter, a civil engineer licensed in the State of Washington, serves as the Vice President and  Director of Operations for Concrete Technology Corp., a precast/prestressed concrete producer located in Tacoma, Washington.  He is also a member of their Management Committee and Board of Directors.  He has managed a union labor force, directing all plant/production operations including purchasing, shipping, maintenance and capital improvements.  His knowledge and experience in the precast industry directly correlates to our largest subsidiary.  His exceptional qualifications, abilities and judgment are an asset to our Board.

Walter H. Wulf, Jr. has served as our Chairman of the Board since 2001 and as our President since 1997.  He began working in our plant as a teenager during summer vacations.  After college he served in the U.S. Army, attaining the rank of Captain.  Following a tour of duty in Vietnam, Mr. Wulf returned to our Company as a salesman and later became Vice President, and then our President and Chairman of the Board.  Through his leadership role and his personal and family's financial investment in our Company, Mr. Wulf has a vested interest in, and is dually committed to, our Company's success.  Although he is knowledgeable in all areas of our Company's operations, his strengths are in customer relations, pricing, marketing, environmental regulations and equity investments.  Mr. Wulf has enhanced his skills and experiences through participation in many professional and civic boards and committees.  He is the father of Walter H. Wulf, III.

Walter H. Wulf, III serves as a District Sales Manager for General Motors Corporation.  In addition to "growing up in the industry" with his maternal and paternal great grandfathers', his grandfather's and his father's involvement in the day-to-day operations of our business, Mr. Wulf, III gained experience outside of our industry in his positions as Area Service Manager and District Sales Manager for General Motors where his current responsibilities include financial analysis to improve auto dealers' profitability.  These positions provide him insight into the operation, maintenance and replacement of our Company's fleet of approximately 375 vehicles (primarily ready-mixed concrete trucks) and various pieces of mobile equipment, including forklifts and loaders.  Furthermore, as a result of his extensive training and experience with General Motors, Mr. Wulf, III has developed personnel supervisory, compensation analysis, budgeting and risk assessment skills that are beneficial to the long-term interest of our stockholders.  He is the son of Walter H. Wulf, Jr.

What if a nominee is unwilling or unable to serve?

Each of the nominees listed in this proxy statement has indicated his willingness to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable for election.  If, for some unforeseen reason, a nominee becomes unwilling or unable to serve, it is intended that shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by our Board of Directors, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote "FOR" the election of Jack R. Callahan, Ronald E. Callaway, Robert M. Kissick and Byron K. Radcliff as Class III Directors.

ITEM 2: PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION

What am I voting on?

Shareholders are being asked to approve a proposed amendment to Article FOURTH of our Articles of Incorporation to cause our Company's term of existence to be perpetual.  Our Board of Directors has adopted resolutions setting forth the proposed amendment, declaring its advisability and directing that the proposed amendment be submitted to our shareholders for their consideration and approval at the annual meeting. The text of the proposed amendment is as follows:

RESOLVED, that Article FOURTH of the Articles of Incorporation of The Monarch Cement Company be amended by deleting said Article FOURTH in its entirety and substituting in lieu thereof the following new Article FOURTH:

FOURTH

That the duration of this corporation shall be perpetual.

What are the purposes and effects of the proposed amendment?

Our Articles of Incorporation currently provides that our Company is to exist for a period of fifty years ending on July 28, 2013. After that date, our corporate existence would cease by operation of law and our Company would be dissolved and liquidated.  Our Board of Directors determined that this result would not be in the best interests of our shareholders.  After considering an amendment to our Articles of Incorporation to extend our Company's term of existence for a specified term of years, our Board of Directors, at a meeting held on December 7, 2012 ultimately adopted an amendment to cause our Company's term of existence to be perpetual.  In so doing, our Board is proposing that our Company's term of existence would be the same as would be provided under the Kansas general corporation code in the absence of a provision in the Articles of Incorporation limiting the duration of the corporation's existence to a specified date.  The proposed amendment would extend our Company's existence beyond July 28, 2013 and the rights of our Company's shareholders after that date would be unchanged from what they are immediately prior to that date.

If the proposed amendment is approved by our shareholders, our Company will cause Articles of Amendment consistent with the text of the amendment to be filed with the office of the Kansas Secretary of State.  It is anticipated that such filing would be made promptly following the annual meeting.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote "FOR" approval of the proposed amendment to our Articles of Incorporation.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

Our Company is led by Walter H. Wulf, Jr., who serves as both Chief Executive Officer and Chairman of the Board.  Our Board of Directors is comprised of Mr. Wulf, Jr. and ten other directors, including six directors who satisfy NASDAQ's independence requirements.  Our Company does not have a member of the Board of Directors who is formally identified as the lead independent director.

Our Board leadership structure has proven to be effective for our Company, and we believe that having a combined Chief Executive Officer and Chairman of the Board  provides the right form of leadership for us.  Among other things, a combined Chairman and Chief Executive Officer role allows for more productive meetings.  Although we have a single leader for our Company, the active participation and input of the other members of our Board in overseeing our business ensures that our Chief Executive Officer and Chairman of the Board  does not lead alone.

Risk Oversight

It is management's responsibility to assess and manage our Company's exposure to risk; however, our Board of Directors takes the lead in establishing guidelines and policies that govern the process.  As needed, our Board of Directors also requests and obtains from management any information that the Board considers relevant to the management of risk.  Our risk management processes are designed to bring to our Board's attention our most material risks, and to enable our Board to understand the risks and how they are addressed.  We believe that our directors provide effective oversight of the risk management function.

Communication with the Board

Our Board of Directors has not established a formal process for stockholders to follow in sending communications to our Board or its members, as we forward to the directors any stockholder correspondence we receive that is addressed to them.  Stockholders who wish to communicate with our Board or any of our directors should write to our Board or any such director in care of our Chief Financial Officer at The Monarch Cement Company, P.O. Box 1000, Humboldt, Kansas 66748-0900.  All such communications will be compiled by our Chief Financial Officer and submitted to our Board or the individual director, as applicable, on a periodic basis.  Neither our Board of Directors nor a specific director is required to respond to a stockholder communication.

Consideration of Director Nominees

Our Board of Directors performs the functions of a nominating committee and selects all nominees for election at stockholder meetings.  Our Company does not have a separate charter with respect to the nomination of directors.  Our Board of Directors does not believe a separate nominating committee is necessary as our Company is not currently required to have a separate committee and the full Board of Directors desires to participate in the discussions regarding the structure, qualifications and needs of our Board.  The members of our Board of Directors who participate in the nomination process are Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Robert M. Kissick, Gayle C. McMillen,  Byron J. Radcliff, Byron K. Radcliff, Steve W. Sloan, Michael R. Wachter, Walter H. Wulf, Jr. and Walter H. Wulf, III.  Applying the definition of the term "independent" in the NASDAQ's listing standards, Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Gayle C. McMillen, Steve W. Sloan and Michael R. Wachter are independent, and Robert M. Kissick, Byron J. Radcliff, Byron K. Radcliff, Walter H. Wulf, Jr. and Walter H. Wulf, III are not independent.

The identification and selection of director nominees is made by the members of our Board in consultation with one another.  Our Board of Directors has not established specific minimum qualifications for nominees, but does evaluate prospective nominees for directors based on their perceived character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all stockholders, as well as the perceived needs of our Board.  Other than the diversity of experience of our directors, our Board did not consider diversity in the selection of the director nominees for this annual meeting.

               Our Board of Directors does not have a formal policy concerning the consideration of director candidates recommended by stockholders, as no director candidates have been recommended by stockholders in recent years.  Stockholders who wish our Board to consider their recommendations for nominees for the position of director should submit their recommendations in writing to our Board of Directors in care of our corporate secretary at The Monarch Cement Company, P.O. Box 1000, Humboldt, KS 66748.  All nominee recommendations, including those submitted by stockholders, will be evaluated using generally the same methods and criteria described above, although those methods and criteria are not standardized and may vary from time to time.  Any stockholder entitled to vote for the election of directors at the annual meeting of stockholders may make a nomination at annual meetings if timely written notice is given to our corporate secretary and the other requirements specified in our bylaws for nominating directors are complied with.  No stockholder has provided timely notice of a director nomination for this annual meeting.  For information concerning the requirements for nominating director candidates at our 2014 annual meeting of stockholders, see "Deadline for Stockholder Proposals" below.

Committees of the Board

Our Board of Directors has established an Audit Committee.  There currently is no standing compensation or nominating committee, or other committee performing similar functions.  The sole member of the Audit Committee, Jack R. Callahan, serves at the pleasure of our Board of Directors.  Our Board of Directors has determined that Jack R. Callahan is independent as defined in the NASDAQ's listing standards.  Based on his years of experience as our Company's CEO and his financial sophistication, our Board of Directors also has determined that Jack R. Callahan meets the SEC's definition of an audit committee financial expert.  The Audit Committee held six meetings in 2012.  See "Audit Committee Report" below for additional information concerning the Audit Committee.

Meetings of the Board

During 2012 our Board of Directors held three meetings.  Each director attended at least 75% of the total meetings of our Board of Directors and of the committees of our Board on which he served during that year, with the exception of Byron K. Radcliff who had surgery which prevented him from attending the December Board of Directors' meeting.  The independent non-management members of our Board of Directors hold executive sessions without management present.  At least one executive session per year is attended by only independent non-management directors.

Directors are encouraged to attend our annual meeting of stockholders if their schedules permit, but our Company does not otherwise have a policy regarding such attendance.  All directors were present at the annual meeting of the stockholders held in April 2012.  The Board of Directors typically meets on the day of the annual meeting of stockholders, which facilitates the directors' attendance at the annual meeting of stockholders.

Code of Ethics

Our Board of Directors has adopted an ethics policy applicable to all directors, corporate officers and corporate staff employees including our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and persons performing similar functions.  Our ethics policy is posted on our internet website (http://www.monarchcement.com) under the "About Us" tab under the "Ethics Policy" link, and is available for your examination.  Any substantive amendment to, or waiver from, a provision of this policy that applies to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or persons performing similar functions will be disclosed in reports we file with the SEC.

Director Compensation

All members of our Board of Directors who are not officers, including those serving on the Audit Committee, currently receive $1,615 for attending each board or committee meeting.  However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $1,615 is paid.  Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings.  Two directors, Byron K. Radcliff and Robert M. Kissick, receive a monthly salary for their service as officers of our Company, although they are not active in the daily affairs of our Company.  None of our officers who are also directors receive any additional compensation for attending board or committee meetings.  Compensation earned in 2012 by our directors (other than any director in the Summary Compensation Table under "Executive Compensation and Related Matters" below) for service on the board and its committees is presented in the table below.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Jack R. Callahan*	7,975	0	7,975
David L. Deffner**	3,180	0	3,180
Robert M. Kissick, Vice President***	0	19,230	19,230
Byron K. Radcliff, Vice Chairman, Secretary and Treasurer***	0	19,230	19,230
Steve W. Sloan****	0	0	0
All other Directors (Ronald E. Callaway, Gayle C. McMillen, Byron J. Radcliff, Michael R. Wachter, Walter H. Wulf, III)	4,795	0	4,795
                _____________
*
Mr. Callahan receives a monthly retirement benefit, which benefit is provided under The Monarch Cement
Company Retirement Plan for Staff Employees and is not provided to him for his service on the board and its committees.

**	Mr. Deffner participated in the August Board meeting via teleconference.

***	The amounts reported for these persons consists of the salary paid for services as an officer of our Company.

****	Mr. Sloan joined our Board of Directors on December 7, 2012.

Compensation Committee Interlocks and Insider Participation

There is no Compensation Committee of our Board of Directors, as our Board itself performs the functions of a Compensation Committee.  No officer who is not also a director, and no other person, participated in deliberations of our Board of Directors concerning executive officer compensation.  The members of our Board of Directors who are also executive officers are Robert M. Kissick, Byron K. Radcliff and Walter H. Wulf, Jr., and none of these persons has any interlocking relationships with any other entity which are required by the rules of the SEC to be reported in this proxy statement.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Compensation Discussion and Analysis

There currently is no Compensation Committee of our Board of Directors (or committee performing equivalent functions).  The members of our Board of Directors who satisfy NASDAQ's independence requirements are responsible for the establishment of the general compensation policies of our Company and the specific compensation for executive officers.  In carrying out this responsibility, however, our independent directors requested and considered the recommendations of the Executive Committee of our Board (consisting of Jack R. Callahan, Robert M. Kissick, Byron K. Radcliff and Walter H. Wulf, Jr.).  Our Board of Directors believes that our independent directors are able to perform the functions of a Compensation Committee relative to executive compensation, and therefore that a Compensation Committee is not necessary.

Executive Compensation Policy.

The objective of our executive compensation program is to attract and retain qualified individuals who provide the skills and leadership necessary to enable our Company to achieve earnings growth and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices.  Our Board of Directors believes that the compensation of its executive officers, including Mr. Wulf, our President and Chief Executive Officer (CEO), should be influenced by our Company's long-term profitability.  However, we do not attempt to establish a direct correlation between our Company's profitability and executive compensation.

Executive Officer Compensation.

Our compensation program has two principal components:

●	Base salary: Designed to compensate employee competitively relative to the market; and

●	Benefits: Designed to provide competitive benefits.

Base Salary.  The principal component of compensation for our executive officers is base salary, which is critical to the attraction and retention of qualified employees.  Each year, including 2012, the Executive Committee of our Board of Directors makes its recommendations to the Board as to the salaries for our executive officers.  These recommendations have been based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees of our Company.  The determination of this salary adjustment is based on the Executive Committee's subjective assessment of the change in the cost of living and of our Company's long-term profitability.  The application of the salary adjustment percentage to the salaries of our Company's salaried employees results generally in our executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of our Company.  A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.  In April 2012 upon the recommendation of the Executive Committee, the directors who satisfy NASDAQ's independence requirements met in executive session and approved an overall increase in compensation for salaried employees of 3.86%.

Benefits.  All executive officers participate in our benefit programs.  We provide health and welfare benefits, including health coverage, disability insurance benefits and life insurance benefits.  In addition, our executive officers will be eligible for retirement benefits described below under "Defined Benefit Retirement Plan" and severance benefits under certain limited circumstances described below under "Severance Pay Plan".  The severance benefits are designed, among other things, to provide for stability and continuity of management in the event of any actual or threatened change in control, to encourage the executives to remain in service after a change in control and ensure that the executives are able to devote their entire attention to maximizing stockholder value in the event of a change in control.  Our Board has determined that the amounts payable under the agreements are necessary to achieve those objectives.  Collectively, the nature and amounts of the benefits we provide are subjectively determined and assist our Company in attracting and retaining qualified executive officers.

Stockholder Advisory Vote on Executive Compensation.

At the annual meeting of stockholders held on April 13, 2011, the compensation paid to our Company's executives pursuant to the policies and procedures employed by us, as described in the proxy statement relating to that meeting, including the compensation discussion and analysis and the tabular and narrative disclosure regarding named executive officer compensation, was approved by advisory vote of our stockholders.  Our independent directors considered the results of this advisory vote, but it did not have any meaningful effect on our executive compensation decisions and policies.  Our stockholders will next be given the opportunity to cast an advisory vote on the compensation of our Company's executives at the annual meeting in 2014 and will next be given the opportunity to cast an advisory vote on the frequency of holding a stockholder vote on the compensation of our executives at the annual meeting in 2014.

Compensation Committee Report

Our Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of the SEC's Regulation S-K.  Based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this proxy statement and, through incorporation by reference from this proxy statement, our Company's annual report on Form 10-K for the year ended December 31, 2012.

Compensation Committee

Jack R. Callahan	Ronald E. Callaway	David L. Deffner	Robert M. Kissick
Gayle C. McMillen	Byron J. Radcliff	Byron K. Radcliff	Steve W. Sloan
Michael R. Wachter	Walter H. Wulf, Jr.	Walter H. Wulf, III

Summary Compensation Table

The following Summary Compensation Table summarizes the compensation paid or accrued by our Company in the years indicated with respect to our Principal Executive Officer, the Principal Financial Officer and our other executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2012.  In this proxy statement, these individuals are referred to as our "named executive officers".

Name and Principal Position	Year	Salary ($)	Bonus ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)(1)	Total ($)
Walter H. Wulf, Jr.	2012	255,600	0	0	255,600
Chairman of the Board and President	2011	247,725	0	0	247,725
(Principal Executive Officer)	2010	241,545	0	0	241,545
Debra P. Roe	2012	191,970	0	28,103	220,073
Chief Financial Officer and	2011	186,000	0	29,361	215,361
Assistant Secretary-Treasurer	2010	181,350	0	30,990	212,340
(Principal Financial Officer)
Rick E. Rush	2012	191,970	0	48,956	240,926
Vice President	2011	186,000	0	46,318	232,318
	2010	181,350	0	44,018	225,368
N. Joan Perez	2012	114,000	0	0	114,000
Vice President--Sales	2011	114,000	0	0	114,000
	2010	114,000	0	0	114,000
Harvey D. Buckley	2012	191,970	0	47,905	239,875
Vice President--Cement Manufacturing	2011	186,000	0	47,790	233,790
	2010	179,459	0	49,173	228,632
_____________
(1)
The amounts in this column only reflect the aggregate change in the actuarial present value under our Company's defined benefit retirement plan determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements.

Defined Benefit Retirement Plan

Our retirement plan available to salaried employees, including the named executive officers, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee's life.  The monthly retirement benefit or "Normal Retirement Benefit" is computed by multiplying the employee's years of service by 1.6% and multiplying this result by 1/60th of the employee's last sixty calendar months of earnings or the employee's highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to 50% of the average monthly earnings used in computing retirement benefits.  For the year 2012, the maximum annual compensation for determining retirement benefits was $250,000.  The normal retirement age at which retirement plan benefits become payable is age 65.  The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above.  Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.  Our Company does not grant additional years of credited service above the employee's actual years of service.

Early retirement benefits are available to salaried employees who have attained the age of 55 and have at least 10 years of credited service immediately prior to termination.  The Normal Retirement Benefit, as described above, is reduced by 0.3% for each month the early retirement date precedes the employee's 65th birthday.  Mr. Rush is eligible for a reduced early retirement benefit under this provision of the plan.  He also would be eligible for an unreduced early retirement benefit (Normal Retirement Benefit) in the event of a permanent shutdown of the plant, a layoff lasting more than two years, or a sale, merger or other disposition of our Company.

The retirement plan also provides for unreduced early retirement benefits (Normal Retirement Benefits) to salaried employees who have at least 25 years of service with our Company.  Mr. Buckley and Ms. Roe are eligible for unreduced early retirement benefits under this provision of the plan.  Mr. Wulf has attained age 65 and is therefore eligible for normal retirement.  Ms. Perez is currently drawing a pension benefit of $3,893 per month as a result of attaining age 70½.

The table below shows the present value of accumulated benefits payable to each of the named executive officers in the Summary Compensation Table, including the number of years of service under the plan credited to each such named executive officer determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Walter H. Wulf, Jr.	The Monarch Cement Company Retirement Plan for Staff Employees	41	1,125,044	0
Debra P. Roe	The Monarch Cement Company Retirement Plan for Staff Employees	36	544,035	0
Rick E. Rush	The Monarch Cement Company Retirement Plan for Staff Employees	24	533,470	0
N. Joan Perez	The Monarch Cement Company Retirement Plan for Staff Employees	45	482,414	45,158
Harvey D. Buckley	The Monarch Cement Company Retirement Plan for Staff Employees	41	755,147	0

Severance Pay Plan

On July 18, 1985 our Board of Directors adopted a Severance Pay Plan for Salaried Employees, which we refer to herein as the "Plan".  The Plan is designed to recognize the past service of long-standing salaried employees and reduce their concerns, if any, if a change in control of our Company should occur.  The Plan provides that if employment of any "covered employee" is terminated for any reason other than death or disability within 24 months after a "change in control", such employee is entitled to receive severance pay equal to the employee's monthly salary times the number of full years that such employee has been employed by our Company.  The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under our Company's pension plan or where the severance pay is not fully deductible by our Company for federal income tax purposes.  A "covered employee" is any full-time salaried employee who has been employed for at least 10 years prior to the "change in control".  A "change in control" means (i) any merger, consolidation or disposition of all or substantially all of the assets of our Company, where such assets have a total gross fair market value equal to or more than 70% of all of our assets immediately before such acquisition or (ii) the acquisition of shares of the voting stock of our Company (other than any acquisition by our Company) as a result of which any person or group of persons acting in concert acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) 30% or more of the outstanding voting stock of our Company.  If there had been a change in control and termination of employment on December 31, 2012, the following persons would have been entitled to receive severance pay pursuant to the Plan as follows:  Mr. Wulf, $440,238; Ms. Roe, $580,680; Mr. Rush, $387,120; Ms. Perez, $213,750; and Mr. Buckley, $661,330.  These amounts are subject to reduction to the extent they are not fully deductible by our Company for federal income tax purposes and are payable as a lump sum by our Company.  The Plan also provides that any covered employee, who at the time of termination, has been employed on a full-time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by our Company to retired employees.  The Plan may be amended or terminated by the affirmative vote of at least two-thirds of the members of the full Board of Directors of our Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by our Company at the time our Board of Directors has knowledge of any change in control or a proposal for any change in control.

RELATED PARTY TRANSACTIONS

On an annual basis, each executive officer, director and director nominee is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with our Company in which the executive officer, director and director nominee, or any member of his or her immediate family, have a direct or indirect material interest.  Our Board of Directors would resolve any conflict of interest question involving our Chief Executive Officer, and either our Board of Directors or our Chief Executive Officer would resolve any conflict of interest issue involving any other officer or employee of our Company.  In each case, all transactions between our Company and our officers and directors will be on terms no more favorable to those related parties than the terms provided to independent third parties.

Phillip G. Rush is President and a Director of our Company's subsidiary, Tulsa Dynaspan, Inc.  He is the brother of our Company's Vice President, Rick E. Rush.  The salary, bonus and other benefits provided to Phillip G. Rush during 2012 were comparable to those provided to other similarly situated employees of our Company and its subsidiaries, and totaled approximately $140,000.

INDEPENDENT AUDITOR FEES AND SERVICES

Independent Auditors

The Audit Committee of our Board of Directors has selected and retained BKD LLP or "BKD" to examine its accounts and the accounts of its subsidiaries for the prior and current fiscal years.  It is anticipated that no representative of BKD will be present at the annual meeting of the stockholders and therefore no one from BKD will make a statement or be available to answer questions which may arise.

Independent Auditor Fees and Services

The following table presents fees for professional audit services rendered by BKD, our independent registered public accounting firm, for the audit of our annual financial statements for 2011 and 2012, and fees billed for other services rendered by BKD during such years.  All audit and non-audit services provided to our Company by BKD were approved by our Audit Committee.

Type of Fee	2011	2012
Audit Fees (1)	$298,000	$298,000
Audit-Related Fees (2)	32,000	33,000
Tax Fees (3)	0	1,000
All Other Fees (4)	2,000	1,000
Total	$332,000	$333,000
          _____________

(1)
Audit Fees, including those for statutory audits, include the aggregate fees paid by us for professional services rendered for the audit of our annual financial statements and the audit of internal control over financial reporting, as well as the review of financial statements included in our quarterly reports on Form 10-Q.

(2)
Audit-Related Fees include the aggregate fees paid by us for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees, including the audits of the Company's employee benefit plans and review of documents related to the new credit agreement and the acquisition of a subsidiary.

(3)	Tax Fees include the aggregate fees paid by us for professional services for tax compliance, tax advice and tax planning.

(4)	All Other Fees include those fees paid by us for computer forensic work.

In making its determination regarding the independence of BKD, our Audit Committee considered whether the provision of the services for which we incurred the "Audit-Related Fees", "Tax Fees", and "All Other Fees" was compatible with maintaining such independence.  We have been advised by BKD that substantially all of the work done in conjunction with its audit of our financial statements for the most recently completed fiscal year was performed by permanent full time employees and partners of BKD.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee of our Company pre-approves with an engagement letter all audit and non-audit services performed by BKD.  One hundred percent (100%) of the non-audit services provided by BKD were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

Our Board of Directors has established an Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, including the review and approval of the hiring of audit personnel and the evaluation of the external auditors' performance.  The Committee operates under a written charter approved by the Committee and adopted by our Board of Directors.  The Committee's charter is available on our Company's website, www.monarchcement.com, under the "SEC Filings" tab.

In discharging its responsibilities regarding the financial reporting process, the Audit Committee:

●
Reviewed and discussed with management and with our independent accountants, BKD LLP, our December 31, 2012 financial statements and management's assessment on internal control over financial reporting as of December 31, 2012;

●
Discussed with our independent accountants the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and the SEC's Rule 2-02 under Regulation S-X; and

●
Received written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants that firm's independence.  In this regard, the Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the independence of BKD LLP.

Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, to be filed with the SEC.

Audit Committee Jack R. Callahan

OWNERSHIP OF COMPANY SECURITIES

Security Ownership of Certain Beneficial Owners

The table below sets forth information as of February 15, 2013 (unless otherwise indicated below) with respect to the beneficial ownership of shares of our Capital Stock and Class B Capital Stock by each person known to our Company to own beneficially more than 5% of the aggregate number of the outstanding shares of any class of our Capital Stock.  All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders.

Name and Address of Beneficial Owner	Capital Stock Beneficially Owned	Percentage of Capital Stock Beneficially Owned	Class B Capital Stock Beneficially Owned	Percentage of Class B Capital Stock Beneficially Owned	Percentage of Capital Stock and Class B Capital Stock Beneficially Owned
Byron K. Radcliff P.O. Box 100 Dexter, KS 67038	200,560(a)	7.72%	211,960(b)	14.96%	10.28%

Walter H. Wulf, Jr. 700 Wulf Drive Humboldt, KS 66748	173,102(c)	6.67%	180,942(d)	12.77%	8.82%

Wellington Management Company, LLP (e) 280 Congress Street Boston, MA 02210	136,089(e)	5.24%	--	--	3.39%
_____________
(a)
Includes 199,760 shares held by Grantor Retained Annuity Trusts established by Mr. Radcliff and of which he is trustee, and 800 shares held by Mr. Radcliff's wife.  Mr. Radcliff disclaims beneficial ownership of the 800 shares owned by his wife.

(b)
Includes 208,628 shares held by Grantor Retained Annuity Trusts established by Mr. Radcliff and of which he is trustee, and 3,332 shares held in a trust of which his wife is trustee, for the benefit of his wife and their four children.

(c)
Includes (i) 8,310 shares held by Walter H. Wulf, Jr. individually, (ii) 1,900 shares held by Mr. Wulf's wife, (iii) 25,000 shares held in a trust, of which Mr. Wulf is trustee, for his benefit, (iv) 50,000 shares held in two trusts, of which Mr. Wulf is trustee, for the respective benefit of Mr. Wulf's two sisters, (v) 40,300 shares held in Walter H. Wulf Company, LLC of which Mr. Wulf is manager, for the benefit of Mr. Wulf, his two sisters and their children, (vi) 4,000 shares held in the Walter H. Wulf and May L. Wulf Charitable Foundation, of which Mr. Wulf is trustee, and (vii) 43,592 shares (all of which are pledged as security) held in Wulf General, LLC, of which Mr. Wulf is manager, for the benefit of Mr. Wulf and his two sisters.  Mr. Wulf disclaims beneficial ownership of the 1,900 shares owned by his wife and the 50,000 shares held in two trusts for the respective benefit of Mr. Wulf's two sisters.

(d)
Includes (i) 13,950 shares held by Walter H. Wulf, Jr. individually (of which 10,850 shares are pledged as security), (ii) 2,500 shares held jointly by Mr. Wulf and his wife, (iii) 1,900 shares held by Mr. Wulf's wife, (iv) 25,000 shares held in a trust, of which Mr. Wulf is trustee, for his benefit, (v) 50,000 shares held in two trusts, of which Mr. Wulf is trustee for the respective benefit of Mr. Wulf's two sisters, and (vi) 87,592 shares held in Wulf General, LLC, of which Mr. Wulf is manager, for the benefit of Mr. Wulf and his two sisters.  Mr. Wulf disclaims beneficial ownership of the 1,900 shares owned by his wife and the 50,000 shares held in two trusts for the respective benefit of Mr. Wulf's two sisters.

(e)
The information provided is based solely on the Schedule 13G filed with the SEC on February 14, 2013, which indicates that Wellington Management Company, LLP is an investment adviser and that, in such capacity, it may be deemed to beneficially own 136,089 shares held by its clients as of December 31, 2012.  This Schedule 13G discloses that the reporting entity has sole voting power over no shares, shared voting power over 95,514 shares, sole dispositive power over no shares and shared dispositive power over 136,089 shares.

Security Ownership of Management

The table below sets forth information, as of February 15, 2013 (unless otherwise indicated below), with respect to the beneficial ownership of shares of all series of our Capital Stock by:

●	our Chief Executive Officer, our Principal Financial Officer and our other named executive officers;
●	each of our current directors and director nominees; and
●	our executive officers and directors as a group.
All information with respect to beneficial ownership has been furnished by the respective directors, director nominees or officers, as the case may be.
Name of Beneficial Owner	Capital Stock Beneficially Owned		Percentage of Capital Stock Beneficially Owned	Class B Capital Stock Beneficially Owned		Percentage of Class B Capital Stock Beneficially Owned	Percentage of Capital Stock and Class B Capital Stock Beneficially Owned
Jack R. Callahan	--		--	1,000	(1)	*	*
Ronald E. Callaway	12,636		*	13,337		*	*
David L. Deffner	8,150		*	16,463		1.16%	*
Robert M. Kissick	23,778	(2)	*	39,903	(3)	2.82%	1.59%
Gayle C. McMillen	40,220	(4)	1.55%	69,220	(5)	4.89%	2.73%
Byron J. Radcliff	4,050		*	1,000		*	*
Byron K. Radcliff	200,560	(6)	7.72%	211,960	(7)	14.96%	10.28%
Steve W. Sloan	1,900	(8)	*	--		--	*
Michael R. Wachter	1,600		*	500		*	*
Walter H. Wulf, Jr.	173,102	(9)	6.67%	180,942	(10)	12.77%	8.82%
Walter H. Wulf, III	3,700		*	3,700		*	*
Debra P. Roe	1,925	(1)	*	825	(1)	*	*
Rick E. Rush	50	(1)	*	--		--	*
N. Joan Perez	3,016		*	--		--	*
Harvey D. Buckley	100	(1)	*	--		--	*
All directors and executive officers as a group (15 persons)	474,787		18.28%	538,850		38.04%	25.25%
______________
*Less than one percent.

(1)	Held jointly with the beneficial owner's spouse.
(2)
Includes 3,528 shares held in trusts of which Robert M. Kissick is sole trustee and 20,250 shares held in a trust of which Mr. Kissick's wife is sole trustee.  Mr. Kissick disclaims beneficial ownership of the 20,250 shares held in his wife's trust.

(3)
Includes 6,428 shares held in trusts of which Robert M. Kissick is sole trustee and 33,475 shares held in a trust of which Mr. Kissick's wife is sole trustee.  Mr. Kissick disclaims beneficial ownership of the 33,475 shares held in his wife's trust.

(4)	Includes 20,110 shares held in Mr. McMillen's trust and 20,110 shares held in his wife's trust.
(5)	Includes 34,610 shares held in Mr. McMillen's trust and 34,610 shares held in his wife's trust.
(6)	See Footnote (a) to table under "Security Ownership of Certain Beneficial Owners".
(7)	See Footnote (b) to table under "Security Ownership of Certain Beneficial Owners".
(8)	Includes 500 shares held jointly with wife and 1,400 shares held by corporation of which his wife is a principal shareholder.
(9)	See Footnote (c) to table under "Security Ownership of Certain Beneficial Owners".
(10)	See Footnote (d) to table under "Security Ownership of Certain Beneficial Owners".

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of any class of equity securities of our Company registered pursuant to Section 12 of the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our Company.  SEC regulations require directors, executive officers and greater than 10% stockholders to furnish our Company with copies of all Section 16(a) reports they file.  To our knowledge, based solely on review of the copies of such reports furnished to our Company and written representations that no other reports were required, during the year ended December 31, 2012, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were complied with on a timely basis.

DEADLINE FOR STOCKHOLDER PROPOSALS

It is anticipated that our 2014 annual meeting of stockholders will be held on April 9, 2014.  For a stockholder proposal to be considered for inclusion in our proxy materials for that meeting, our corporate secretary must receive the written proposal at our principal executive offices no later than November 14, 2013.  Each such proposal also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to The Monarch Cement Company, P.O. Box 1000, Humboldt, KS 66748, Attention: Secretary.

Any stockholder entitled to vote for the election of directors at the annual meeting of stockholders may make a nomination at the meeting if timely written notice is given to our corporate secretary at the above address and the other requirements specified in our bylaws for nominating directors are complied with.  To be timely, a stockholder's notice must be received by our corporate secretary at least 120 days, but no more than 150 days, prior to the first anniversary of the preceding year's annual meeting.  However, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, a stockholder's notice must be received by our corporate secretary no earlier than the 150th day before such annual meeting and no later than the close of business on the later of the 120th day before such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.  For our 2014 annual meeting of stockholders, a stockholder's notice for a director nomination must be received by our corporate secretary no earlier than November 11, 2013 and no later than December 11, 2013 and all other requirements specified in our bylaws for the nomination of director must be complied with.  You may contact our corporate secretary at the above address for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates.

Proxies solicited in connection with our 2014 annual meeting of stockholders will confer on the appointed proxies discretionary voting authority to vote on stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies our Company by January 28, 2014 that such proposal will be made at the meeting.

By Order of the Board of Directors

Debra P. Roe, CPA
Assistant Secretary
March 15, 2013
Humboldt, Kansas